QuickLinks -- Click here to rapidly navigate through this document

Exhibit 32.1

Certification of Chief Executive Officer
Pursuant to Section 906 of Sarbanes Oxley Act of 2002

        In Connection with the Quarterly Report of Berry Petroleum Company (the "Company") on Form 10-Q for the period ending September 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert F. Heinemann, President, Chief Executive Officer and Director of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

  1)
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ ROBERT F. HEINEMANN Robert F. Heinemann
November 3, 2011	President, Chief Executive Officer and Director

QuickLinks

  Exhibit 32.1
Certification of Chief Executive Officer Pursuant to Section 906 of Sarbanes Oxley Act of 2002